UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __________)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

THE SOUTHERN COMPANY
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

[Employee Article - SO Today]

Title: It’s time to vote your proxy
Sub-title: Employee stockholders are encouraged to participate in proxy voting process
Six items are up for vote at Southern Company’s 2017 annual meeting of stockholders. Employees who own Southern Company common stock are encouraged to make their voices heard by voting their shares.
The Southern Company proxy statement was made available to stockholders last month, along with instructions for voting. Online voting is accepted until 11:59 p.m. EDT on May 23. The annual meeting is at 10:00 am on May 24.
Below is a summary of the items up for vote, along with the board of directors’ voting recommendation.

Item	Description	Board Recommendation
Item #1 Election of Directors	Re-elect the 15 currently-serving directors	FOR each director nominee
Item #2 Reduce Supermajority Vote Requirement	Approve an amendment to the Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote	FOR
Item #3 Say on Pay	Advisory vote to approve executive officer compensation	FOR
Item #4 Say on Frequency	Advisory vote to approve the frequency of future advisory votes on executive compensation (every one year, two years or three years)	ONE YEAR
Item #5 Ratify Appointment of Auditors	Ratify the appointment of Deloitte & Touche as our independent registered public accounting firm for 2017	FOR
Item #6 Stockholder Proposal	Stockholder proposal for a report on strategy for International Energy Agency 2°C scenario	AGAINST

For more information please visit the annual meeting website at www.southerncompanyannualmeeting.com. You can review and download copies of the proxy statement and annual report on the website and find a link to vote your proxy.

[Employee Email]

To: Southern Company System Employees

Many of our employees own Southern Company stock through a retirement plan, the Southern Investment Plan, or through a bank or broker. As a stockholder, you have the opportunity to have a say on the direction of our company by voting your shares at the 2017 annual meeting of stockholders on May 24.

If you are a stockholder, you should have received your proxy materials last month, along with instructions for how to vote your shares. The proxy statement contains information about the Company, the upcoming annual meeting, and all of the items that are up for a vote. Depending on how you hold your shares (401(k) plan, bank, broker, etc.), you might have received an electronic communication regarding delivery of your proxy materials, or you could have received a notice of internet availability of proxy materials or a full package of proxy materials in the mail.

Below is a summary of the items up for vote, along with the board of directors’ voting recommendation.

Item	Description	Board Recommendation
Item #1 Election of Directors	Re-elect the 15 currently-serving directors	FOR each director nominee
Item #2 Reduce Supermajority Vote Requirement	Approve an amendment to the Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote	FOR
Item #3 Say on Pay	Advisory vote to approve executive officer compensation	FOR
Item #4 Say on Frequency	Advisory vote to approve the frequency of future advisory votes on executive compensation (every one year, two years or three years)	ONE YEAR
Item #5 Ratify Appointment of Auditors	Ratify the appointment of Deloitte & Touche as our independent registered public accounting firm for 2017	FOR
Item #6 Stockholder Proposal	Stockholder proposal for a report on strategy for International Energy Agency 2°C scenario	AGAINST

To review a copy of the proxy or for more information, please visit the annual meeting website at www.southerncompanyannualmeeting.com. You can review and download copies of the proxy statement and annual report and find a link to vote your proxy.

There are six items up for vote at the annual meeting, and I encourage you to make your voice heard by voting your shares. You may vote by internet or telephone until 11:59 p.m. EDT on May 23. However, I encourage you to vote promptly.

If you have any questions about the proxy statement or the voting process, please contact Dianne Perry in Shareholder Relations at 404-506-0965.

Thank you for your time considering these important company matters and voting your shares.

Jim Kerr
EVP General Counsel and Chief Compliance Officer

[Reminder Mailing]

YOUR VOTE IS VERY IMPORTANT TO US
PLEASE VOTE YOUR PROXY TODAY

May 11, 2017

Dear Fellow Stockholders:

According to our latest records, we have not yet received your voting instructions for The Southern Company Annual Meeting of Stockholders to be held on Wednesday, May 24, 2017. It is critical that we receive your vote so that we may conduct the business of the annual meeting.

Your vote is very important to us, no matter how many shares you hold. We urge you to vote promptly, even if you plan to attend the annual meeting. If you have already voted, we thank you.

For the reasons set forth in our 2017 Proxy Statement dated April 7, 2017, the Board of Directors recommends a vote:

•	FOR each nominee in Item 1

•	FOR Items 2, 3 and 5

•	ONE YEAR in Item 4

•	AGAINST Item 6.

Please vote using the internet or telephone by following the instructions on the proxy form as soon as possible. Alternatively, please mark, sign and date the proxy form and return it in the enclosed postage-paid envelope.

If you need assistance voting your shares, please call Georgeson toll-free at 1-800-790-6795. Georgeson is assisting Southern Company with solicitation of proxies. If you have any other questions, please call Southern Company Shareholder Relations at (404) 506-0965.

Thank you for your continued support of Southern Company.

Thomas A. Fanning
Chairman, President and Chief Executive Officer

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2017.

THE SOUTHERN COMPANY

Southern Company

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

E30105-P90313

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 24, 2017 **Time:** 10:00 AM ET
Location: The Lodge Conference Center
Callaway Gardens
Highway 18
Pine Mountain, GA 31822

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com,* or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

How To Vote

Please Choose One of the Following Voting Methods

SCAN TO
VIEW MATERIALS & VOTE

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com* or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call *1-800-690-6903*. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Southern Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E30106-P90313

Voting Items

		For	Against	Abstain
1.	**ELECTION OF DIRECTORS:**			
1a.	Juanita Powell Baranco	☐	☐	☐
1b.	Jon A. Boscia	☐	☐	☐
1c.	Henry A. Clark III	☐	☐	☐
1d.	Thomas A. Fanning	☐	☐	☐
1e.	David J. Grain	☐	☐	☐
1f.	Veronica M. Hagen	☐	☐	☐
1g.	Warren A. Hood, Jr.	☐	☐	☐
1h.	Linda P. Hudson	☐	☐	☐
1i.	Donald M. James	☐	☐	☐
1j.	John D. Johns	☐	☐	☐
1k.	Dale E. Klein	☐	☐	☐
1l.	William G. Smith, Jr.	☐	☐	☐
1m.	Steven R. Specker	☐	☐	☐
1n.	Larry D. Thompson	☐	☐	☐
1o.	E. Jenner Wood III	☐	☐	☐

The Board of Directors recommends a vote FOR Items 2, 3 and 5 and 1 YEAR on Item 4.

		For	Against	Abstain
2.	APPROVAL OF AN AMENDMENT TO THE CERTIFICATE TO REDUCE THE SUPERMAJORITY VOTE REQUIREMENTS TO A MAJORITY VOTE	☐	☐	☐
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
4.	ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	☐	☐	☐	☐

		For	Against	Abstain
5.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017	☐	☐	☐

The Board of Directors recommends a vote AGAINST Item 6.

		For	Against	Abstain
6.	STOCKHOLDER PROPOSAL ON 2° CELSIUS SCENARIO REPORT	☐	☐	☐

UNLESS OTHERWISE SPECIFIED ABOVE, THE SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 5, "1 YEAR" ON ITEM 4 AND "AGAINST" ITEM 6.

NOTE: The last instruction received in either paper or electronic form prior to the deadline will be the instruction included in the final tabulation.

E30107-P90313